UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2015

QS BATTERYMARCH

GLOBAL EQUITY FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital growth. Dividend income, if any, is incidental to this objective.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of QS Batterymarch Global Equity Fund for the twelve-month reporting period ended October 31, 2015. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 27, 2015

II	QS Batterymarch Global Equity Fund

Investment commentary

Economic review

The pace of U.S. economic activity was mixed during the twelve months ended October 31, 2015 (the “reporting period”). Looking back, the U.S. Department of Commerce’s revised figures showed that fourth quarter 2014 U.S. gross domestic product (“GDP”)i growth was 2.1%. First quarter 2015 GDP growth then moderated to 0.6%. This was attributed to a number of factors, including a deceleration in personal consumption expenditures (“PCE”), along with negative contributions from exports, nonresidential fixed investment, and state and local government spending. Economic activity then accelerated, as second quarter 2015 GDP growth was 3.9%. The upturn was driven by increasing exports, accelerating PCE, declining imports, expanding state and local government spending, and rising nonresidential fixed investment. The U.S. Department of Commerce’s second reading for third quarter 2015 GDP growth — released after the reporting period ended — was 2.1%. Decelerating growth was primarily due to a downturn in private inventory investment and decelerations in exports, PCE, nonresidential fixed investment, state and local government spending, and residential fixed investment.

The labor market significantly improved and was a tailwind for the economy during the reporting period. When the period began, unemployment was 5.8%, as reported by the U.S. Department of Labor. By October 2015, unemployment was 5.0%, its lowest level since April 2008.

Turning to the global economy, in its October 2015 World Economic Outlook Update, the International Monetary Fund (“IMF”) said “Prospects across the main countries and regions remain uneven. Relative to last year, the recovery in advanced economies is expected to pick up slightly, while activity in emerging market and developing economies is projected to slow for the fifth year in a row, primarily reflecting weaker prospects for some large emerging market economies and oil-exporting countries.” From a regional perspective, the IMF projects that 2015 growth in the Eurozone will be 1.5%, versus 0.9% in 2014. Japan’s economy is expected to expand 0.6% in 2015, compared to a contraction of -0.1% in 2014. Elsewhere, the IMF said that overall growth in emerging market countries will decelerate in 2015, with growth of 4.0% versus 4.6% in 2014.

The Federal Reserve Board (“Fed”)ii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed maintained the federal funds rateiii at a historically low range between zero and 0.25% during the twelve months ended October 31, 2015. However, in October 2014 the Fed ended its asset purchase program that was announced in December 2012. In December 2014, the Fed said that “…it can be patient in beginning to normalize the stance of monetary policy.” At its meeting that concluded on July 29, 2015, the Fed said, “The Committee currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.” At its meeting that concluded on October 28, 2015, the Fed said, “In determining whether it will be appropriate to raise the target range at its next meeting,

QS Batterymarch Global Equity Fund	III

Investment commentary (cont’d)

the Committee will assess progress — both realized and expected — toward its objectives of maximum employment and 2 percent inflation.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)iv took a number of actions to stimulate growth and ward off deflation. The ECB reduced rates in June and September 2014, prior to the reporting period. Then, in January 2015 the ECB announced that, beginning in March 2015, it would start a €60 billion-a-month bond buying program that is expected to run until September 2016. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. At the end of October 2014, the Bank of Japan announced that it would increase its asset purchases between 10 trillion yen and 20 trillion yen ($90.7 billion to $181.3 billion) to approximately 80 trillion yen ($725 billion) annually, in an attempt to stimulate growth. Elsewhere, after holding rates steady at 6.0% since July 2012, the People’s Bank of China lowered rates six times from November 23, 2014 through the end of the reporting period. The last reduction on October 23, 2015 pushed the rate down to 4.35%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 27, 2015

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

IV	QS Batterymarch Global Equity Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital growth. Dividend income, if any, is incidental to this objective. The Fund invests primarily in the common stock of U.S. and non-U.S. issuers. Under normal circumstances, the Fund invests at least 80% of its assets in equity and equity-related securities. As a global fund, the Fund can seek investment opportunities anywhere in the world, and under normal circumstances, the Fund invests in at least three countries, which may include the United States. Although the Fund’s focus is on large capitalization securities, the Fund may invest in securities of any market capitalization, including medium capitalization and small capitalization securities. The Fund may invest up to 25% of its net assets, determined at the time of purchase, in emerging market issuers.

We seek a broadly diversified portfolio of securities and to add value through stock selection and region, country and sector allocation. We use a quantitative process that assesses stocks by relative attractiveness based on a variety of measures including value, cash flow, earnings growth and sentiment. Region, country and sector allocations are based on rankings generated by our proprietary models.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the twelve-month reporting period ended October 31, 2015, investor concerns regarding global growth, political tensions, and plunging oil prices led to increased volatility across markets. Early in 2015, Greece selected an anti-austerity government and oil prices continued to slide. However, global equities advanced for the first quarter of 2015, chiefly due to the solid gain in February 2015. A number of indices hit record highs, and investors embraced risk after the accommodative activities of a number of central banks.

There were modest gains in the second quarter of 2015 until the last week of June 2015. Global markets declined on halted negotiations between the European Central Bank (“ECB”)i and Greece, as well as a steep drop in the Chinese stock market. While a July 5, 2015 referendum in Greece brought a cash-for-reform deal, economic sentiment there hit its lowest level in almost three years, hurt by banking restrictions and political uncertainty in the country.

Developed markets began the third calendar quarter of 2015 on a positive note as a deal was reached between Greece and its creditors, resolution on a nuclear deal with Iran appeared to be imminent, and economic data was better than expected. By August 2015, though, investors across the globe sold off equities in reaction to several events. These included China’s depreciation of its currency, which dropped by over 4% compared with the U.S. dollar during the second week of August, and continued pressure on commodity prices. On September 17, 2015, the Federal Reserve Board (“Fed”)ii announced it was keeping the federal funds rateiii unchanged, causing investors to speculate that global growth was far weaker than anticipated. Still, global equities came back in October 2015 with virtually all markets in positive territory, most with gains over 5% in local currency terms.

QS Batterymarch Global Equity Fund 2015 Annual Report	1

Fund overview (cont’d)

The U.S. outperformed the other major regions within the MSCI World Indexiv for the twelve-month reporting period, benefiting early in 2015 from an improving economy, with growth in manufacturing, increased capital investment and employment gains. The U.S. market was led by the Consumer Discretionary sector, with Energy, Materials and Utilities the only sectors in negative territory.

Japan led the global markets overall, benefiting from both monetary and fiscal policy that is tilted towards increasing gross domestic product (“GDP”)v growth and softening restrictive labor market policies. In addition, there have been improvements at the micro level; individual companies seem to be finally acknowledging the need to generate appropriate returns for shareholders and taking steps to improve return-on-equities. The Health Care, Consumer Staples and Utilities sectors were the leaders in Japan, with all sectors reporting positive returns.

Continental Europe experienced volatility throughout the reporting period, often as a result of changing prospects for a resolution with Greece. Early 2015 saw the benefits of an announcement of quantitative easing, and improved employment and manufacturing data. While talks broke down between the ECB and Greece in June 2015 before the July 5th referendum, for much of the second quarter of 2015 equity inflows continued, as the economic outlook for Germany and a number of other markets, including Spain and France, looked promising. In continental Europe, Consumer Staples and Consumer Discretionary were the leading sectors, while Energy and Utilities lagged.

The United Kingdom (“UK”) underperformed the other major markets and posted negative returns for the twelve-month period, despite a victory for the standing conservative government early in May 2015, which was viewed as a positive for investors. Economic indicators improved compared to early in the calendar year, and gains were broad based in the second calendar quarter of 2015. Within the UK, Information Technology and Telecommunications Services gains were strong, but negative returns in the Materials sector and the Banks industry more than offset them.

Across the smaller markets, the resource-based regions of Australia, New Zealand and Canada had the weakest returns globally, as commodities were weak.

Emerging markets underperformed developed markets for the one-year period, as China experienced a huge sell-off late in the second quarter of 2015, with many names suspending trading in July.

Q. How did we respond to these changing market conditions?

A. We believe that fundamentals, the very basis of our investment process, will continue to be the primary driver of long-term returns. As a result, we continue to adhere to our investment philosophy while enhancing our process to address sustainable market shifts.

Much of our research over the past several years has been focused on developing tools to help us navigate extreme market environments. As a result of this research, we’ve made several enhancements to our process, including the addition of monitoring tools to identify risk in our stock selection models, particularly with regards to factor selection, as well as macro-level tools to identify regimes that are more favorable / unfavorable toward certain factor strategies.

2	QS Batterymarch Global Equity Fund 2015 Annual Report

These tools allow us to follow our historical bottom-up stock ranking methodology, but also to identify extremes so we can step in to intervene if necessary.

Performance review

For the twelve months ended October 31, 2015, Class A shares of QS Batterymarch Global Equity Fund, excluding sales charges, returned 6.88%. The Fund’s unmanaged benchmark, the MSCI World Index, returned 1.77% for the same period. The Lipper Global Multi-Cap Value Funds Category Average1 returned -1.39% over the same time frame.

Performance Snapshot as of October 31, 2015 (unaudited)
(excluding sales charges)	6 months	12 months
QS Batterymarch Global Equity Fund:
Class 1[2]	-1.16%	6.92%
Class A	-1.22%	6.88%
Class C	-1.57%	6.03%
Class I	-1.01%	7.25%
MSCI World Index	-3.16%	1.77%
Lipper Global Multi-Cap Value Funds Category Average[1]	-5.61%	-1.39%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2015, as supplemented August 7, 2015, the gross total annual operating expense ratios for Class 1, Class A, Class C and Class I shares were 1.67%, 1.75%, 2.42% and 1.14%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.30% for Class A shares, 2.05% for Class C shares and 0.95% for

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 126 funds for the six-month period and among the 115 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 27, 2007, Class 1 shares were closed to all new purchases and incoming exchanges. Investors owning Class 1 shares on that date are permitted to continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

QS Batterymarch Global Equity Fund 2015 Annual Report	3

Fund overview (cont’d)

Class I shares. In addition, the total annual fund operating expenses for Class 1 shares will not exceed total annual fund operating expenses for Class A shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Stock selection was strongly positive across most regions, especially in the U.S. and the UK. In the U.S., selection was led by the Energy and Industrials sectors. In the UK, selection was strongest in Consumer Discretionary and Materials stocks. Selection was also strong in continental Europe and Asian emerging markets. The two leading contributors to performance at the stock level were non-benchmark names, Alaska Air Group, Inc. and Germany’s Duerr AG.; both had returns in excess of 40% for the period held. Duerr AG was sold in April 2015. Overweighting Cameron International Company, a Fortune 500 company that provides aftermarket services for the oil and gas and process industries, was also a strong contributor.

Q. What were the leading detractors from performance?

A. The leading detractors from relative performance were region and sector allocation which were mixed, but detracted overall. A modest allocation to emerging markets, which are not included in the benchmark, was a meaningful detractor; emerging markets underperformed developed markets for the period. Underweighting U.S. Consumer Discretionary stocks, and stock selection within that sector, were also leading detractors. At the stock level, not owning Amazon.com, Inc. was the leading detractor since that stock’s return in the benchmark was over 100%. Owning Tata Motors Limited Sponsored ADR and Royal Dutch Shell Plc Class A, neither of which are benchmark holdings, also detracted from performance with negative returns in the portfolio of over 40% and 20%, respectively.

Q. Were there any significant changes to the Fund during the period?

A. There were no significant changes to the Fund during the period.

Thank you for your investment in QS Batterymarch Global Equity Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

QS Batterymarch Financial Management, Inc.

November 17, 2015

4	QS Batterymarch Global Equity Fund 2015 Annual Report

RISKS: Investments in stocks are subject to market fluctuations. The Fund may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund invests a significant portion of its portfolio in foreign companies and, therefore, is subject to risks associated with foreign investments. These risks include currency fluctuations, changes in political and economic conditions, differing securities regulations and periods of illiquidity. These risks are magnified in emerging markets. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2015 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of October 31, 2015 were: Apple Inc. (3.0%), Intel Corp. (1.6%), JPMorgan Chase & Co. (1.5%), Toyota Motor Corp. (1.4%), Altria Group Inc. (1.4%), Novo Nordisk A/S, Class B Shares (1.4%), ITV PLC (1.3%), CVS Health Corp. (1.2%), Alaska Air Group Inc. (1.2%) and Valero Energy Corp. (1.2%). Please refer to pages 11 through 18 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2015 were: Financials (19.8%), Information Technology (14.2%), Health Care (13.4%), Consumer Discretionary (13.1%) and Consumer Staples (10.1%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The MSCI World Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends.

[v]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

QS Batterymarch Global Equity Fund 2015 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2015 and October 31, 2014. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	QS Batterymarch Global Equity Fund 2015 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2015 and held for the six months ended October 31, 2015.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class 1	-1.16%	$1,000.00	$988.40	1.30%	$6.52	Class 1	5.00%	$1,000.00	$1,018.65	1.30%	$6.61
Class A	-1.22	1,000.00	987.80	1.40	7.01	Class A	5.00	1,000.00	1,018.15	1.40	7.12
Class C	-1.57	1,000.00	984.30	2.16	10.80	Class C	5.00	1,000.00	1,014.32	2.16	10.97
Class I	-1.01	1,000.00	989.90	1.00	5.02	Class I	5.00	1,000.00	1,020.16	1.00	5.09

QS Batterymarch Global Equity Fund 2015 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended October 31, 2015.

[2]

Assumes the reinvestment of all distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	QS Batterymarch Global Equity Fund 2015 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class 1	Class A	Class C	Class I
Twelve Months Ended 10/31/15	6.92%	6.88%	6.03%	7.25%
Five Years Ended 10/31/15	10.71	10.59	9.76	10.98
Ten Years Ended 10/31/15	N/A	5.41	4.57	5.75
Inception* through 10/31/15	3.31	—	—	—

With sales charges[2]	Class 1	Class A	Class C	Class I
Twelve Months Ended 10/31/15	6.92%	0.74%	5.03%	7.25%
Five Years Ended 10/31/15	10.71	9.28	9.76	10.98
Ten Years Ended 10/31/15	N/A	4.78	4.57	5.75
Inception* through 10/31/15	2.29	—	—	—

Cumulative total returns
Without sales charges[1]
Class 1 (Inception date of 12/1/06 through 10/31/15)	33.75%
Class A (10/31/05 through 10/31/15)	69.30
Class C (10/31/05 through 10/31/15)	56.27
Class I (10/31/05 through 10/31/15)	74.91

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class 1 and Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions including returns of capital, if any, at net asset value. Includes the effect of the 8.50% initial sales charge for periods prior to July 27, 2007 for Class 1 shares. Effective July 27, 2007, Class 1 shares were closed to all purchases and incoming exchanges. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class 1, A, C and I shares are December 1, 2006, March 1, 1991, September 12, 2000 and May 20, 2003, respectively.

QS Batterymarch Global Equity Fund 2015 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A Shares of QS Batterymarch Global Equity Fund vs. MSCI World Index† — October 2005 - October 2015

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A shares of QS Batterymarch Global Equity Fund on October 31, 2005, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2015. The hypothetical illustration also assumes a $10,000 investment in the MSCI World Index. The MSCI World Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor may not invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	QS Batterymarch Global Equity Fund 2015 Annual Report

Schedule of investments

October 31, 2015

QS Batterymarch Global Equity Fund

Security	Shares	Value
Common Stocks — 99.7%
Consumer Discretionary — 13.1%
Automobiles — 2.5%
Fuji Heavy Industries Ltd.	26,600	$1,027,058	(a)
Mazda Motor Corp.	28,800	565,543	(a)
Toyota Motor Corp.	32,500	1,989,994	(a)
Total Automobiles		3,582,595
Hotels, Restaurants & Leisure — 0.7%
Brinker International Inc.	22,000	1,001,220
Household Durables — 1.7%
Bellway PLC	35,000	1,397,873	(a)
Persimmon PLC	33,500	1,027,482	(a)
Total Household Durables		2,425,355
Media — 3.1%
Comcast Corp., Class A Shares	23,200	1,452,784
ITV PLC	459,966	1,785,031	(a)
Sirius XM Holdings Inc.	176,000	718,080	*
Viacom Inc., Class B Shares	9,000	443,790
Total Media		4,399,685
Multiline Retail — 1.9%
Kohl’s Corp.	7,900	364,348
Macy’s Inc.	19,800	1,009,404
Next PLC	9,968	1,226,824	(a)
Total Multiline Retail		2,600,576
Specialty Retail — 3.2%
Home Depot Inc.	11,300	1,397,132
Lowe’s Cos. Inc.	22,200	1,639,026
TJX Cos. Inc.	19,400	1,419,886
Total Specialty Retail		4,456,044
Total Consumer Discretionary		18,465,475
Consumer Staples — 10.1%
Beverages — 2.5%
Dr. Pepper Snapple Group Inc.	12,000	1,072,440
Heineken NV	11,200	1,021,202	(a)
PepsiCo Inc.	14,900	1,522,631
Total Beverages		3,616,273
Food & Staples Retailing — 3.0%
CVS Health Corp.	17,500	1,728,650
Koninklijke Ahold NV	53,412	1,084,959	(a)

See Notes to Financial Statements.

QS Batterymarch Global Equity Fund 2015 Annual Report	11

Schedule of investments (cont’d)

October 31, 2015

QS Batterymarch Global Equity Fund

Security	Shares	Value
Food & Staples Retailing — continued
Kroger Co.	20,008	$756,303
Wal-Mart Stores Inc.	11,635	665,987
Total Food & Staples Retailing		4,235,899
Food Products — 1.6%
Archer-Daniels-Midland Co.	21,980	1,003,607
Tyson Foods Inc., Class A Shares	28,600	1,268,696
Total Food Products		2,272,303
Household Products — 1.6%
Kimberly-Clark Corp.	9,900	1,185,129
Reckitt Benckiser Group PLC	10,713	1,045,250	(a)
Total Household Products		2,230,379
Tobacco — 1.4%
Altria Group Inc.	32,600	1,971,322
Total Consumer Staples		14,326,176
Energy — 7.5%
Energy Equipment & Services — 1.6%
Cameron International Corp.	16,459	1,119,377	*
Subsea 7 SA	65,200	511,404	*(a)
Transocean Ltd.	37,400	592,042
Total Energy Equipment & Services		2,222,823
Oil, Gas & Consumable Fuels — 5.9%
Exxon Mobil Corp.	16,190	1,339,561
Gazprom PAO, Sponsored ADR	76,199	321,085	(a)
Marathon Petroleum Corp.	18,800	973,840
Neste Oyj	42,508	1,035,199	(a)
Phillips 66	15,130	1,347,326
Rosneft Oil Co., GDR	123,772	493,646	(a)
Royal Dutch Shell PLC, Class A Shares	45,000	1,176,775	(a)
Valero Energy Corp.	25,800	1,700,736
Total Oil, Gas & Consumable Fuels		8,388,168
Total Energy		10,610,991
Financials — 19.8%
Banks — 9.1%
Bank of America Corp.	81,800	1,372,604
BNP Paribas SA	11,000	667,199	(a)
BOC Hong Kong Holdings Ltd.	316,500	1,009,866	(a)
China Construction Bank Corp., Class H Shares	505,000	364,118	(a)
China Merchants Bank Co., Ltd., Class H Shares	350,600	914,433	(a)

See Notes to Financial Statements.

12	QS Batterymarch Global Equity Fund 2015 Annual Report

QS Batterymarch Global Equity Fund

Security	Shares	Value
Banks — continued
Industrial & Commercial Bank of China Ltd., Class H Shares	1,271,000	$806,523	(a)
JPMorgan Chase & Co.	32,300	2,075,275
Lloyds Banking Group PLC	575,000	652,436	(a)
National Bank of Canada	25,800	854,541
Oversea-Chinese Banking Corp., Ltd.	103,000	661,249	(a)
Popular Inc.	18,000	532,260
Royal Bank of Canada	18,000	1,029,260
Societe Generale SA	22,700	1,053,963	(a)
United Overseas Bank Ltd.	60,000	869,683	(a)
Total Banks		12,863,410
Capital Markets — 0.6%
Man Group PLC	308,800	792,250	(a)
Consumer Finance — 0.6%
ORIX Corp.	63,400	926,911	(a)
Diversified Financial Services — 0.5%
Voya Financial Inc.	17,000	689,690
Insurance — 8.3%
Allianz SE, Registered Shares	7,524	1,317,452	(a)
Allied World Assurance Co. Holdings AG	8,700	316,332
Allstate Corp.	17,300	1,070,524
American Financial Group Inc.	8,800	635,272
American International Group Inc.	16,500	1,040,490
AXA SA	48,324	1,290,157	(a)
Dai-ichi Life Insurance Co., Ltd.	63,400	1,096,155	(a)
Hannover Rueck SE	8,609	996,740	(a)
Lincoln National Corp.	15,000	802,650
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Registered Shares	3,915	781,442	(a)
PartnerRe Ltd.	8,300	1,153,700
Swiss Re AG	13,078	1,213,368	(a)
Total Insurance		11,714,282
Real Estate Management & Development — 0.7%
China Overseas Land & Investment Ltd.	168,000	541,102	(a)
China Overseas Property Holdings Ltd.	56,000	9,537	*
China Resources Land Ltd.	162,000	419,497	(a)
Total Real Estate Management & Development		970,136
Total Financials		27,956,679

See Notes to Financial Statements.

QS Batterymarch Global Equity Fund 2015 Annual Report	13

Schedule of investments (cont’d)

October 31, 2015

QS Batterymarch Global Equity Fund

Security	Shares	Value
Health Care — 13.4%
Biotechnology — 4.2%
AbbVie Inc.	19,300	$1,149,315
Amgen Inc.	6,500	1,028,170
Biogen Inc.	2,200	639,122	*
Celgene Corp.	7,320	898,237	*
Gilead Sciences Inc.	9,332	1,009,069
United Therapeutics Corp.	8,200	1,202,366	*
Total Biotechnology		5,926,279
Health Care Equipment & Supplies — 1.2%
Edwards Lifesciences Corp.	5,389	846,881	*
Teleflex Inc.	5,893	783,769
Total Health Care Equipment & Supplies		1,630,650
Health Care Providers & Services — 3.4%
Aetna Inc.	6,000	688,680
AmerisourceBergen Corp.	10,000	965,100
Cardinal Health Inc.	9,600	789,120
McKesson Corp.	7,400	1,323,120
UnitedHealth Group Inc.	9,000	1,060,020
Total Health Care Providers & Services		4,826,040
Pharmaceuticals — 4.6%
Merck & Co. Inc.	14,600	798,036
Merck KGaA	10,880	1,061,298	(a)
Novo Nordisk A/S, Class B Shares	36,645	1,941,221	(a)
Shire PLC	18,210	1,378,918	(a)
Teva Pharmaceutical Industries Ltd., Sponsored ADR	23,000	1,361,370
Total Pharmaceuticals		6,540,843
Total Health Care		18,923,812
Industrials — 10.0%
Aerospace & Defense — 3.8%
Boeing Co.	11,100	1,643,577
Lockheed Martin Corp.	5,800	1,275,014
Northrop Grumman Corp.	7,185	1,348,984
Raytheon Co.	9,100	1,068,340
Total Aerospace & Defense		5,335,915
Airlines — 1.9%
Alaska Air Group Inc.	22,400	1,708,000
Delta Air Lines Inc.	19,000	965,960
Total Airlines		2,673,960

See Notes to Financial Statements.

14	QS Batterymarch Global Equity Fund 2015 Annual Report

QS Batterymarch Global Equity Fund

Security	Shares	Value
Electrical Equipment — 0.6%
Vestas Wind Systems A/S	14,800	$860,012	(a)
Industrial Conglomerates — 0.5%
CITIC Ltd.	400,000	745,046	(a)
Machinery — 1.1%
Illinois Tool Works Inc.	10,200	937,788
Lincoln Electric Holdings Inc.	10,800	645,948
Total Machinery		1,583,736
Marine — 0.4%
A.P. Moeller — Maersk A/S, Class B Shares	395	581,331	(a)
Road & Rail — 1.7%
Canadian National Railway Co.	16,700	1,020,059
Central Japan Railway Co.	7,300	1,325,495	(a)
Total Road & Rail		2,345,554
Total Industrials		14,125,554
Information Technology — 14.2%
Communications Equipment — 2.6%
Brocade Communications Systems Inc.	110,500	1,151,410
Cisco Systems Inc.	44,000	1,269,400
Juniper Networks Inc.	39,700	1,246,183
Total Communications Equipment		3,666,993
Internet Software & Services — 0.5%
VeriSign Inc.	9,000	725,400	*
IT Services — 1.1%
Computer Sciences Corp.	11,000	732,490
Leidos Holdings Inc.	16,300	856,891
Total IT Services		1,589,381
Semiconductors & Semiconductor Equipment — 3.9%
Intel Corp.	67,200	2,275,392
NVIDIA Corp.	30,000	851,100
NXP Semiconductors NV	11,000	861,850	*
Texas Instruments Inc.	27,020	1,532,574
Total Semiconductors & Semiconductor Equipment		5,520,916
Software — 1.4%
Aspen Technology Inc.	25,760	1,066,206	*
Nuance Communications Inc.	29,000	492,130	*
Symantec Corp.	19,000	391,400
Total Software		1,949,736

See Notes to Financial Statements.

QS Batterymarch Global Equity Fund 2015 Annual Report	15

Schedule of investments (cont’d)

October 31, 2015

QS Batterymarch Global Equity Fund

Security	Shares	Value
Technology Hardware, Storage & Peripherals — 4.7%
Apple Inc.	35,083	$4,192,419
Hewlett-Packard Co.	26,700	719,832
NetApp Inc.	18,000	612,000
Samsung Electronics Co., Ltd.	922	1,104,461	(a)
Total Technology Hardware, Storage & Peripherals		6,628,712
Total Information Technology		20,081,138
Materials — 5.5%
Chemicals — 3.0%
Asahi Kasei Corp.	112,000	685,055	(a)
Dow Chemical Co.	15,700	811,219
LyondellBasell Industries NV, Class A Shares	14,550	1,351,840
Nissan Chemical Industries Ltd.	34,500	852,772	(a)
Novozymes A/S, Class B Shares	12,700	587,348	(a)
Total Chemicals		4,288,234
Containers & Packaging — 1.6%
Avery Dennison Corp.	16,560	1,075,903
Packaging Corp. of America	17,700	1,211,565
Total Containers & Packaging		2,287,468
Metals & Mining — 0.4%
Rio Tinto PLC	15,300	554,869	(a)
Paper & Forest Products — 0.5%
International Paper Co.	15,540	663,403
Total Materials		7,793,974
Telecommunication Services — 3.1%
Diversified Telecommunication Services — 2.4%
BT Group PLC	203,544	1,455,187	(a)
China Telecom Corp., Ltd., Class H Shares	1,400,000	730,081	(a)
Nippon Telegraph & Telephone Corp.	33,000	1,211,864	(a)
Total Diversified Telecommunication Services		3,397,132
Wireless Telecommunication Services — 0.7%
NTT DoCoMo Inc.	54,000	1,059,975	(a)
Total Telecommunication Services		4,457,107
Utilities — 3.0%
Electric Utilities — 1.7%
Edison International	10,071	609,497
Entergy Corp.	13,400	913,344
Korea Electric Power Corp.	19,100	859,938	(a)
Total Electric Utilities		2,382,779

See Notes to Financial Statements.

16	QS Batterymarch Global Equity Fund 2015 Annual Report

QS Batterymarch Global Equity Fund

Security		Shares	Value
Multi-Utilities — 1.3%
National Grid PLC		72,000	$1,024,760	(a)
Veolia Environnement SA		35,000	813,733	(a)
Total Multi-Utilities			1,838,493
Total Utilities			4,221,272
Total Investments before Short-Term Investments (Cost — $108,226,491)			140,962,178

	Rate
Short-Term Investments — 0.2%
State Street Institutional Liquid Reserves Fund, Premier Class (Cost — $263,846)	0.137%	263,846	263,846
Total Investments — 99.9% (Cost — $108,490,337#)			141,226,024
Other Assets in Excess of Liabilities — 0.1%			130,629
Total Net Assets — 100.0%			$141,356,653

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is $108,505,744.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
GDR	— Global Depositary Receipts

See Notes to Financial Statements.

QS Batterymarch Global Equity Fund 2015 Annual Report	17

Schedule of investments (cont’d)

October 31, 2015

QS Batterymarch Global Equity Fund

Summary of Investments by Country** (unaudited)
United States	58.9%
United Kingdom	8.1
Japan	7.6
China	3.2
Germany	2.9
Netherlands	2.9
Denmark	2.8
France	2.7
Canada	2.1
South Korea	1.4
Singapore	1.1
Ireland	1.0
Israel	1.0
Switzerland	0.9
Bermuda	0.8
Finland	0.7
Hong Kong	0.7
Russia	0.6
Puerto Rico	0.4
Short-Term Investments	0.2
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of October 31, 2015 and are subject to change.

See Notes to Financial Statements.

18	QS Batterymarch Global Equity Fund 2015 Annual Report

Statement of assets and liabilities

October 31, 2015

Assets:
Investments, at value (Cost — $108,490,337)	$141,226,024
Foreign currency, at value (Cost — $18,257)	18,599
Cash	6,594
Dividends and interest receivable	324,193
Receivable for Fund shares sold	86,337
Prepaid expenses	32,229
Total Assets	141,693,976

Liabilities:
Investment management fee payable	70,760
Service and/or distribution fees payable	36,094
Payable for Fund shares repurchased	24,736
Trustees’ fees payable	754
Payable for securities purchased	106
Accrued expenses	204,873
Total Liabilities	337,323
Total Net Assets	$141,356,653

Net Assets:
Par value (Note 7)	$103
Paid-in capital in excess of par value	157,140,918
Undistributed net investment income	846,651
Accumulated net realized loss on investments and foreign currency transactions	(49,362,487)
Net unrealized appreciation on investments and foreign currencies	32,731,468
Total Net Assets	$141,356,653

See Notes to Financial Statements.

QS Batterymarch Global Equity Fund 2015 Annual Report	19

Statement of assets and liabilities (cont’d)

October 31, 2015

Net Assets:
Class 1	$1,385,433
Class A	$127,572,890
Class C	$11,177,814
Class I	$1,220,516

Shares Outstanding:
Class 1	101,420
Class A	9,306,802
Class C	811,774
Class I	89,020

Net Asset Value:
Class 1 (and redemption price)	$13.66
Class A (and redemption price)	$13.71
Class C*	$13.77
Class I (and redemption price)	$13.71
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$14.55

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

20	QS Batterymarch Global Equity Fund 2015 Annual Report

Statement of operations

For the Year Ended October 31, 2015

Investment Income:
Dividends	$3,450,209
Interest	310
Less: Foreign taxes withheld	(113,510)
Total Investment Income	3,337,009

Expenses:
Investment management fee (Note 2)	1,202,160
Transfer agent fees (Note 5)	479,571
Service and/or distribution fees (Notes 2 and 5)	455,095
Legal fees	79,325
Registration fees	72,466
Shareholder reports	39,719
Audit and tax fees	39,286
Custody fees	38,425
Fund accounting fees	14,545
Trustees’ fees	9,287
Insurance	3,045
Miscellaneous expenses	8,343
Total Expenses	2,441,267
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(285,430)
Net Expenses	2,155,837
Net Investment Income	1,181,172

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	7,979,195
Foreign currency transactions	(28,687)
Net Realized Gain	7,950,508
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	27,211
Foreign currencies	(2,878)
Change in Net Unrealized Appreciation (Depreciation)	24,333
Net Gain on Investments and Foreign Currency Transactions	7,974,841
Increase in Net Assets from Operations	$9,156,013

See Notes to Financial Statements.

QS Batterymarch Global Equity Fund 2015 Annual Report	21

Statements of changes in net assets

For the Years Ended October 31,	2015	2014

Operations:
Net investment income	$1,181,172	$1,090,760
Net realized gain	7,950,508	11,910,457
Change in net unrealized appreciation (depreciation)	24,333	2,025,828
Increase in Net Assets from Operations	9,156,013	15,027,045

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(1,250,011)	(750,031)
Decrease in Net Assets from Distributions to Shareholders	(1,250,011)	(750,031)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	26,921,261	21,030,595
Reinvestment of distributions	1,240,046	744,648
Cost of shares repurchased	(32,341,893)	(31,374,279)
Decrease in Net Assets from Fund Share Transactions	(4,180,586)	(9,599,036)
Increase in Net Assets	3,725,416	4,677,978

Net Assets:
Beginning of year	137,631,237	132,953,259
End of year*	$141,356,653	$137,631,237
*Includes undistributed net investment income of:	$846,651	$958,929

See Notes to Financial Statements.

22	QS Batterymarch Global Equity Fund 2015 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class 1 Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$12.90	$11.61	$9.18	$8.64	$8.77

Income (loss) from operations:
Net investment income	0.13	0.12	0.12	0.14	0.15
Net realized and unrealized gain (loss)	0.75	1.25	2.45	0.57	(0.15)
Total income from operations	0.88	1.37	2.57	0.71	0.00 [2]

Less distributions from:
Net investment income	(0.12)	(0.08)	(0.14)	(0.17)	(0.13)
Total distributions	(0.12)	(0.08)	(0.14)	(0.17)	(0.13)

Net asset value, end of year	$13.66	$12.90	$11.61	$9.18	$8.64
Total return[3]	6.92%	11.89%	28.32%	8.46%	(0.10)%

Net assets, end of year (000s)	$1,385	$1,467	$1,553	$1,362	$1,504

Ratios to average net assets:
Gross expenses	1.39%	1.67%	1.78%	1.84%	1.81%
Net expenses[4,5]	1.38	1.50	1.46	1.25	1.03
Net investment income	0.98	0.96	1.20	1.56	1.70

Portfolio turnover rate	31%	35%	72%	94%	88%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, effective January 1, 2013, the total annual fund operating expenses for Class 1 shares did not exceed the total annual fund operating expenses for Class A shares. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. Prior to January 1, 2013, the total annual operating expenses for Class 1 shares did not exceed those of Class A shares less the 12b-1 differential of 0.25%.

See Notes to Financial Statements.

QS Batterymarch Global Equity Fund 2015 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class A Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$12.96	$11.67	$9.20	$8.66	$8.79

Income (loss) from operations:
Net investment income	0.12	0.12	0.12	0.12	0.13
Net realized and unrealized gain (loss)	0.76	1.26	2.46	0.57	(0.16)
Total income (loss) from operations	0.88	1.38	2.58	0.69	(0.03)

Less distributions from:
Net investment income	(0.13)	(0.09)	(0.11)	(0.15)	(0.10)
Total distributions	(0.13)	(0.09)	(0.11)	(0.15)	(0.10)

Net asset value, end of year	$13.71	$12.96	$11.67	$9.20	$8.66
Total return[2]	6.88%	11.85%	28.40%	8.15%	(0.35)%

Net assets, end of year (000s)	$127,573	$113,294	$100,271	$78,625	$75,326

Ratios to average net assets:
Gross expenses	1.66%	1.75%	1.84%	2.01%	2.00%
Net expenses[3,4]	1.45	1.50	1.50	1.50	1.29
Net investment income	0.91	0.95	1.16	1.31	1.44

Portfolio turnover rate	31%	35%	72%	94%	88%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. Prior to August 3, 2015, the expense limitation arrangement was 1.50%. Total expense caps were reduced by 40 basis points for the six months from December 1, 2010 through May 31, 2011.

See Notes to Financial Statements.

24	QS Batterymarch Global Equity Fund 2015 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class C Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$12.99	$11.70	$9.20	$8.66	$8.79

Income (loss) from operations:
Net investment income	0.02	0.02	0.04	0.05	0.06
Net realized and unrealized gain (loss)	0.76	1.27	2.48	0.58	(0.15)
Total income (loss) from operations	0.78	1.29	2.52	0.63	(0.09)

Less distributions from:
Net investment income	(0.00) [2]	—	(0.02)	(0.09)	(0.04)
Total distributions	(0.00) [2]	—	(0.02)	(0.09)	(0.04)

Net asset value, end of year	$13.77	$12.99	$11.70	$9.20	$8.66
Total return[3]	6.03%	11.03%	27.46%	7.33%	(1.08)%

Net assets, end of year (000s)	$11,178	$15,609	$20,792	$25,897	$35,722

Ratios to average net assets:
Gross expenses	2.36%	2.42%	2.37%	2.69%	2.67%
Net expenses[4,5]	2.21	2.25	2.25	2.25	2.04
Net investment income	0.12	0.19	0.41	0.59	0.70

Portfolio turnover rate	31%	35%	72%	94%	88%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. Prior to August 3, 2015, the expense limitation arrangement was 2.25%. Total expense caps were reduced by 40 basis points for the six months from December 1, 2010 through May 31, 2011.

See Notes to Financial Statements.

QS Batterymarch Global Equity Fund 2015 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class I Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$12.96	$11.66	$9.19	$8.67	$8.78

Income (loss) from operations:
Net investment income	0.19	0.15	0.15	0.14	0.17
Net realized and unrealized gain (loss)	0.74	1.27	2.46	0.57	(0.15)
Total income from operations	0.93	1.42	2.61	0.71	0.02

Less distributions from:
Net investment income	(0.18)	(0.12)	(0.14)	(0.19)	(0.13)
Total distributions	(0.18)	(0.12)	(0.14)	(0.19)	(0.13)

Net asset value, end of year	$13.71	$12.96	$11.66	$9.19	$8.67
Total return[2]	7.25%	12.26%	28.73%	8.36%	0.21%

Net assets, end of year (000s)	$1,221	$602	$359	$227	$427

Ratios to average net assets:
Gross expenses	1.08%	1.14%	1.26%	1.25%	1.18%
Net expenses[3]	1.04 [4]	1.14	1.25 [4]	1.25 [4]	0.93 [4]
Net investment income	1.38	1.24	1.42	1.58	1.85

Portfolio turnover rate	31%	35%	72%	94%	88%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. Prior to August 3, 2015, the expense limitation arrangement was 1.25%. Total expense caps were reduced by 40 basis points for the six months from December 1, 2010 through May 31, 2011.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

26	QS Batterymarch Global Equity Fund 2015 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

QS Batterymarch Global Equity Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the

QS Batterymarch Global Equity Fund 2015 Annual Report	27

Notes to financial statements (cont’d)

Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

28	QS Batterymarch Global Equity Fund 2015 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Consumer discretionary	$9,445,670	$9,019,805	—	$18,465,475
Consumer staples	11,174,765	3,151,411	—	14,326,176
Energy	7,072,882	3,538,109	—	10,610,991
Financials	11,582,135	16,374,544	—	27,956,679
Health care	14,542,375	4,381,437	—	18,923,812
Industrials	10,613,670	3,511,884	—	14,125,554
Information technology	18,976,677	1,104,461	—	20,081,138
Materials	5,113,930	2,680,044	—	7,793,974
Telecommunication services	—	4,457,107	—	4,457,107
Utilities	1,522,841	2,698,431	—	4,221,272
Total long-term investments	$90,044,945	$50,917,233		$140,962,178
Short-term investments†	263,846	—	—	263,846
Total investments	$90,308,791	$50,917,233	—	$141,226,024

†	See Schedule of Investments for additional detailed categorizations.

For the year ended October 31, 2015, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At October 31, 2015, securities valued at $50,917,233 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value

QS Batterymarch Global Equity Fund 2015 Annual Report	29

Notes to financial statements (cont’d)

of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from

30	QS Batterymarch Global Equity Fund 2015 Annual Report

changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

QS Batterymarch Global Equity Fund 2015 Annual Report	31

Notes to financial statements (cont’d)

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(43,439)	$43,439

(a)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of partnership investments.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and QS Batterymarch Financial Management, Inc. (“QS Batterymarch”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, QS Batterymarch and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.850%
Next $1 billion	0.825
Next $3 billion	0.800
Next $5 billion	0.775
Over $10 billion	0.750

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For its services, LMPFA pays QS Batterymarch and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements, effective August 3, 2015, between the Fund and LMPFA, the ratio of expenses other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C and Class I shares did not exceed 1.30%, 2.05%, and 0.95%, respectively. In addition, total annual fund operating expenses for Class 1 shares did not exceed the total annual fund operating expenses for Class A shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without Board of Trustees’ consent.

Prior to August 3, 2015, as a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C and Class I shares did not exceed 1.50%, 2.25%, and 1.25%, respectively. In addition, total annual fund operating expenses for Class 1 shares did not exceed the total annual fund operating expenses for Class A shares.

32	QS Batterymarch Global Equity Fund 2015 Annual Report

During the year ended October 31, 2015, fees waived and/or expenses reimbursed amounted to $285,430.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. Class B shares had a 5.00% contingent deferred sales charge (“CDSC”) which applied if redemption occurred within 12 months from purchase payment. This CDSC declined by 1.00% per year until no CDSC was incurred. There is a CDSC of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2015, LMIS and its affiliates retained sales charges of $28,268 on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2015, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B*	Class C
CDSCs	$35	$31	$1

*	On November 19, 2014, Class B shares were reclassified as Class A shares.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$43,918,629
Sales	48,009,730

At October 31, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$37,455,442
Gross unrealized depreciation	(4,735,162)
Net unrealized appreciation	$32,720,280

QS Batterymarch Global Equity Fund 2015 Annual Report	33

Notes to financial statements (cont’d)

4. Derivative instruments and hedging activities

During the year ended October 31, 2015, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class B and Class C shares calculated at the annual rate of 0.25%, 1.00% and 1.00% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2015, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class 1	—	$4,626
Class A	$311,593	429,243
Class B1	3,441	3,893
Class C	140,061	41,709
Class I	—	100
Total	$455,095	$479,571

[1]	On November 19, 2014, Class B shares were reclassified as Class A shares.

For the year ended October 31, 2015, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class 1	$130
Class A	260,657
Class B1	3,146
Class C	21,030
Class I	467
Total	$285,430

[1]	On November 19, 2014, Class B shares were reclassified as Class A shares.

6. Distributions to shareholders by class

	Year Ended October 31, 2015	Year Ended October 31, 2014
Net Investment Income:
Class 1	$14,031	$11,080
Class A	1,223,814	734,392
Class B1	—	—
Class C	3,295	—
Class I	8,871	4,559
Total	$1,250,011	$750,031

[1]	On November 19, 2014, Class B shares were reclassified as Class A shares.

34	QS Batterymarch Global Equity Fund 2015 Annual Report

7. Shares of beneficial interest

At October 31, 2015, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2015		Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class 1
Shares issued on reinvestment	1,095	$14,031	927	$11,080
Shares repurchased	(13,404)	(178,359)	(20,887)	(259,820)
Net decrease	(12,309)	$(164,328)	(19,960)	$(248,740)

Class A
Shares sold	1,720,040	$23,178,115	1,426,201	$17,503,797
Shares issued on reinvestment	94,455	1,214,688	60,772	729,878
Shares repurchased	(1,248,252)	(16,843,710)	(1,337,901)	(16,455,573)
Net increase	566,243	$7,549,093	149,072	$1,778,102

Class B1
Shares sold	—	—	4,045	$47,068
Shares repurchased	(540,674)	$(6,698,898)	(362,652)	(4,253,851)
Net decrease	(540,674)	$(6,698,898)	(358,607)	$(4,206,783)

Class C
Shares sold	183,800	$2,505,201	254,627	$3,125,646
Shares issued on reinvestment	252	3,278	—	—
Shares repurchased	(574,116)	(7,935,442)	(830,076)	(10,236,845)
Net decrease	(390,064)	$(5,426,963)	(575,449)	$(7,111,199)

Class I
Shares sold	92,261	$1,237,945	29,079	$354,084
Shares issued on reinvestment	628	8,049	308	3,690
Shares repurchased	(50,366)	(685,484)	(13,711)	(168,190)
Net increase	42,523	$560,510	15,676	$189,584

[1]

On November 19, 2014, the Fund converted 522,993 Class B shares into 496,543 Class A shares, valued at $6,479,882. These amounts are reflected in Class A shares sold and Class B shares repurchased, respectively.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$1,250,011	$750,031

QS Batterymarch Global Equity Fund 2015 Annual Report	35

Notes to financial statements (cont’d)

As of October 31, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$915,833
Capital loss carryforward*	(49,362,487)
Other book/tax temporary differences(a)	(53,775)
Unrealized appreciation (depreciation)(b)	32,716,061
Total accumulated earnings (losses) — net	$(15,784,368)

*	During the taxable year ended October 31, 2015, the Fund utilized $ 8,005,343 of its capital loss carryforward available from prior years. As of October 31, 2015, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
10/31/2017	$(49,362,487)

This amount will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

36	QS Batterymarch Global Equity Fund 2015 Annual Report

Report of independent registered public

accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of QS Batterymarch Global Equity Fund (the “Fund”), a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and broker or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of QS Batterymarch Global Equity Fund as of October 31, 2015 , the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 17, 2015

QS Batterymarch Global Equity Fund 2015 Annual Report	37

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of QS Batterymarch Global Equity Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

38	QS Batterymarch Global Equity Fund

Independent Trustees cont’d
Althea L. Duersten
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

QS Batterymarch Global Equity Fund	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012) Partner, Thompson Coburn LLP (law firm) (since 2009)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

40	QS Batterymarch Global Equity Fund

Interested Trustee and Officer
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2015); Officer and/or Trustee/Director of 156 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)

Number of funds in fund complex overseen by Trustee	147
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

QS Batterymarch Global Equity Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

42	QS Batterymarch Global Equity Fund

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years

Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Effective June 1, 2015, Ms. Trust became a Trustee. In addition, Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

QS Batterymarch Global Equity Fund	43

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2015:

Record date:	12/9/2014
Payable date:	12/10/2014
Ordinary income:
Qualified dividend income for individuals	100.00%
Dividends qualifying for the dividends
received deduction for corporations	100.00%

Please retain this information for your records.

44	QS Batterymarch Global Equity Fund

QS Batterymarch

Global Equity Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust*

*	Effective June 1, 2015, Ms. Trust became a Trustee, President and Chief Executive Officer.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

QS Batterymarch Financial Management, Inc.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

QS Batterymarch Global Equity Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

QS Batterymarch Global Equity Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of QS Batterymarch Global Equity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02696 12/15 SR15-2642

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Andrew L. Breech possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Andrew L. Breech as the Audit Committee’s financial expert. Andrew L. Breech is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2014 and October 31, 2015 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $352,765 in 2014 and $380,400 in 2015.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $7,255 in 2014 and $9,130 in 2015.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $41,360 in 2014 and $46,559 in 2015. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $9,150 in October 31, 2014 and $0 in October 31, 2015, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of
Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the

engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2014 and 2015; Tax Fees were 100% and 100% for 2014 and 2015; and Other Fees were 100% and 100% for 2014 and 2015.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2014 and $0 in 2015.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 21, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	December 21, 2015